Exhibit 10.1

AMENDMENT NO. 1 TO SECURITIES PURCHASE AGREEMENT

This Amendment No. 1 dated as of March 29, 2021 (this “Amendment”) by and between Yunhong CTI Ltd., a corporation incorporated under the laws of the State of Illinois (the “Company” or “CTI”), and LF International Pte. Ltd., a Singapore company (“Buyer”), amends that certain Stock Purchase Agreement dated as of January 15, 2021 between the Company and the Buyer (the “Securities Purchase Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Securities Purchase Agreement.

WHEREAS, the Nasdaq Capital Market has requested a change to the as converted voting rights of the Series C Preferred Stock and the Buyer is agreeable to accept such modification.

NOW THEREFORE, in consideration of the premises, the mutual agreements contained herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the undersigned agree as follows:

1.    The Buyer and the Company agree to the modifications contained in the Amended and Restated Certificate of Designations, Preferences and Rights of Series B Preferred Stock, No Par Value (the “Amended and Restated COD”) attached hereto as Exhibit A and to the filing of such Amended and Restated COD.

2.    To the extent any other provisions of the Securities Purchase Agreement need to be amended to properly reflect the revisions set forth above, such provisions are hereby so amended.

3.    Except as modified and amended herein, all of the terms and conditions of the Securities Purchase Agreement shall remain in full force and effect.

4.    This Amendment may be executed in one or more counterparts (including facsimile counterparts), each of which shall, for all purposes, be deemed an original and all of such counterparts, taken together, shall constitute one and the same Amendment.

5.    This Amendment and the rights of the parties hereto shall be interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

YUNHONG CTI LTD.

By:	/s/Jennifer Connerty
Name:	Jennifer Connerty
Title:	Chief Financial Officer

LF INTERNATIONAL PTE. LTD.

By:	/s/Yubao Li
Name:	Yubao Li
Title:	Authorized Representative